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                                 EXHIBIT (5)(a)
                                 --------------
                              FORM OF APPLICATION
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Application for variable annuity

Issued by: PFL Life Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001 Mail the application and a check: PFL Life Insurance Company. Attn: Variable Annuity Department
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1. OWNER

If no annuitant is
specified in #2, the
Owner will be the
Annuitant.

In the event the owner is a verification of trust, please provide trustees.

Name:                                                    Phone No.:
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Address:                                 City:                          State:      Zip:
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[ ] Male  [ ] Female   SS#/TIN[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]   Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]


JOINT OWNER(S)

Name:                                                    Phone No.:
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Address:                                 City:                          State:      Zip:
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[ ] Male  [ ] Female   SS#/TIN[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]   Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]

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2. ANNUITANT

Complete only if
different from Owner.

Name:                                                   Relationship to Owner:
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Address:                                 City:                          State:      Zip:
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[ ] Male  [ ] Female   SS#/TIN[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]   Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]

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3. BENEFICIARY(IES)

Primary:                             Relationship to Annuitant:                                 %
------------------------------------------------------------------------------------------- -------

Primary:                             Relationship to Annuitant:                                 %
------------------------------------------------------------------------------------------- -------

Contingent:                          Relationship to Annuitant:                                 %
------------------------------------------------------------------------------------------- -------

Contingent:                          Relationship to Annuitant:                                 %
------------------------------------------------------------------------------------------- -------
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4. TELEPHONE TRANSFERS

Following is authorized to make telephone transfer requests (check one only):
[ ] Owner(s) only, or
[ ] Owner(s) and Owner's Registered Representative (Print Rep Name)
                                                                   --------------------------------
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5. ALLOCATION OF PREMIUM PAYMENTS

--------------------
Initial Premium
$
--------------------
Make check payable
to PFL Life Insurance
Company.
Type of Annuity;
[ ] Non-qualified
Qualified Types:
Also complete Section 6.
[ ] IRA
[ ] Roth IRA
[ ] SEP/IRA
[ ] 403(b)
[ ] Keogh
[ ] Roth Conversion
[ ] Other
         -----------
--------------------

Please check selected funds and fixed accounts. The initial premium will be allocated as selected here. If Dollar Cost Averaging, see section 7 on reverse side.

FA International Portfolio                        %        Fixed Accounts:
                                             -------
FA Large Cap Growth Portfolio                     %        DCA (Dollar Cost Averaging) Acct.               %
                                             -------                                                  -------
FA Mid Cap Growth Portfolio                       %        1 - Year Fixed                                  %
                                             -------                                                  -------
FA Small Cap Growth Portfolio                     %        3 - Year Fixed                      Not available
                                             -------                                                  -------
FA Technology Portfolio                           %        5 - Year Fixed                                  %
                                             -------                                                  -------
                                                           7 - Year Fixed                      Not available
Federated Prime Money II                         %
                                             -------
                                                           Money Market Account                           %
                                                                                                      -------
Putnam VT Diversified Income Fund                %
                                             -------
Putnam VT The George Putnam Fund of Boston       %
                                             -------
Putnam VT Growth and Income Fund                 %
                                             -------
Putnam VT Income Fund                            %
                                             -------
Putnam VT Investors Fund                         %
                                             -------
Putnam VT New Value Fund                         %
                                             -------


 .    Policy values, when allocated to any of the Variable Options are not guaranteed as to dollar fixed amount.

 .    When funds are allocated to Fixed Account Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end Guarantee of Period.

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6. QUALIFIED PLAN INFORMATION

IRA / SEP / ROTH IRA

$                   Contribution for tax year
 ------------------                          ------------

$                   Trustee to Trustee Transfer
 ------------------
$                   Rollover from [ ]  IRA [ ] 403(b) [ ] Pension
 ------------------
                    [ ] Other
                             --------------------------------



ROTH IRA Rollover
                                     Date first established
[ ][ ]/[ ][ ]/[ ][ ][ ][ ]           or date of conversion

$                    Portion previously taxed
 -------------------


RBKVA-APP R299

                                                 Principal-Plus Variable Annuity
                                                            Standard Application
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7. DOLLAR COST AVERAGING PROGRAM

Authorized by Owner
signature in Section 11.

Transfer Frequency :                   Transfer to (indicate investment option and percentage):
DCA Program Options                                                         .0%                                 .0%
                                       -------------------------       -----     ------------------------- -----
[ ] 6 month program                                                         .0%                                 .0%
                                       -------------------------       -----     ------------------------- -----
[ ] 12 month program

Number of transfers                                                         .0%                                 .0%
                    --------           -------------------------       -----     ------------------------- -----
Other Frequency Options                                                     .0%                                 .0%
                                       -------------------------       -----     ------------------------- -----
[ ] Monthly (6 min, 24 max)                                                 .0%                                 .0%
                                       -------------------------       -----     ------------------------- -----
[ ] Quarterly (4 min, 8 max)                                                .0%                                 .0%
                                       -------------------------       -----     ------------------------- -----
                                                                                                         Total: 100%
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8. OTHER

Family Income Protector Option:

[ ] No  [ ] Yes  (Available at an additional cost, see prospectus)

Please complete.
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9. MINIMUM DEATH BENEFIT

Select one.

Your selection cannot be changed after the policy has been issued. If no option specified, Option A will apply.

[ ] Option A- Return of Premium Death Benefit. Annual Mortality and Expense (M&E) Risk Fee and Administrative Charge is 1.25%.

[ ] Option B- 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee and Administrative Charge is 1.40%.

[ ] Option C- Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee and Administrative Charge is 1.40%.

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10.REPLACEMENT INFORMATION

Will this annuity replace or change any existing annuity or life insurance?
[ ] No [ ] Yes (If Yes, complete the following)

Company:                                     Policy No.:
        -------------------------------------           ------------------------
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11. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

 .    Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on a good faith belief that no such interest exists and will assume no responsibility for inquiry.

 .    To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

 .    I (we) am in receipt of a current prospectus for this variable annuity.

 .    This application is subject to acceptance by PFL Life. If this application is rejected for any reason, PFL Life will be liable only for return of premiums paid.

[ ] Check here if you want to be sent a copy of Statement of Additional Information.

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

Signed at: City:                    State:                       Date:
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Owner(s):                                             Annuitant (if not Owner):
--------------------------------------------------------------------------------

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12. AGENT INFORMATION

Do you have any reason to believe the annuity applied for will replace or change
any existing annuity or life insurance?   [ ] No  [ ] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

Registered Representative/
Licensed Agent Name (please print):                        Signature:
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Phone No.:                                SS#/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]

                                                              [ ] A [ ] B [ ] C

PFL Life Agent #: N/A
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Firm Name: US Bancorp Investments
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Firm Address: N/A
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